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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 15, 2004
                                                        -----------------

                         Lexington Precision Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-3252                                          22-1830121
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 (Commission File Number)                     (IRS Employer Identification No.)


     40 East 52nd Street, New York, NY                                10022
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 319-4657
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              (Registrant's Telephone Number, Including Area Code)

                      767 Third Avenue, New York, NY 10017
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Lexington Precision Corporation (the "Company") under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On November 15, 2004, the Company issued a press release announcing financial results for the quarter and the nine-month period ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The press release discusses a non-GAAP financial measure known as earnings before interest, taxes, depreciation, amortization, and other non-operating items of income and expense ("EBITDA"). EBITDA is not a measure of performance under accounting principles generally accepted in the United States and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow statement data prepared in accordance with generally accepted accounting principles. EBITDA is referenced in the attached press release and elsewhere in the Company's financial reporting because investors and the Company's management use this measure to evaluate the operating performance of the Company, including the Company's ability to service debt. In the press release, the Company has provided quantitative reconciliations of EBITDA to income (loss) from operations and net income (loss), two GAAP financial measures.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99-1      Press release dated November 15, 2004


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LEXINGTON PRECISION CORPORATION
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                                                        (Registrant)


Date: November 16, 2004

                                              /s/ Dennis J. Welhouse
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                                              Name: Dennis J. Welhouse
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


Print name and title of the signing officer under his signature.


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